Exhibit 99
PRESS RELEASE
FOR IMMEDIATE DISTRIBUTION

Contact:	Robert L.G. White
President and CEO
Phone: 908/206-3700

BREEZE-EASTERN ANNOUNCES ANNUAL MEETING RECORD DATE
Union, New Jersey — July 11, 2007 — Breeze-Eastern Corporation (AMEX:BZC) today announced that its board of directors has set the close of business on July 25, 2007, as the record date for stockholders entitled to receive notice of, and to vote at, the 2007 annual meeting of stockholders. The date and location of the annual meeting will be announced separately. It is currently anticipated that the annual meeting of stockholders will be held no later than September 23, 2007. As this year’s annual meeting will be held more than 30 days later than the corresponding date of last year’s annual meeting, the deadline for submitting a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered for inclusion in the company’s proxy statement and for submitting a “timely” proposal for purposes of Rule 14a-4(c) under the Exchange Act has been extended through July 26, 2007. In order for a proposal to be considered timely, it must be received by Breeze-Eastern Corporation on or prior to such date in its principal executive offices at 700 Liberty Avenue, Union, NJ 07083. Proposals should be directed to the attention of the Secretary. The company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with its 2007 Annual Meeting, and advises its stockholders to read the proxy statement relating to the 2007 Annual Meeting when it becomes available because it will contain important information. Stockholders may obtain a free copy of the proxy statement and any other relevant documents (when available) that the company files with the SEC at the SEC’s web site at www.sec.gov. The proxy statement and these other documents, when available, may also be obtained free of charge from the company by directing a request to Breeze-Eastern Corporation, 700 Liberty Avenue, Union, NJ 07083, Attention: Secretary.
The company, its directors and named executive officers may be deemed to be participants in the solicitation of the company’s stockholders in connection with its 2007 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 and in the company’s definitive proxy statement with respect to its 2006 Annual Meeting, each of which is filed with the SEC. To the extent holdings of the company’s equity securities by such persons have changed since the information reflected in the foregoing documents, such changes have been reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC.
700 Liberty Avenue • P.O. Box 3300 • Union • New Jersey 07083
Tel: (908) 686-4000 • Fax: (908) 686-7485 • www.breeze-eastern.com

Breeze-Eastern Corporation — July 11, 2007
Annual Meeting Record Date	Page 2 of 2

Breeze-Eastern Corporation (http://www.breeze-eastern.com) is the world’s leading designer and manufacturer of sophisticated lifting devices for military and civilian aircraft, including rescue hoists, cargo hooks, and weapons-lifting systems. The company, formerly known as TransTechnology Corporation, employs approximately 180 people at its facility in Union, New Jersey, and reported net sales of $73.3 million in the fiscal year ended March 31, 2007.

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Acts”). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements.
The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of the company. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts.
Any number of factors could affect future operations and results, including, without limitation, competition from other companies; changes in applicable laws, rules and regulations affecting the company in the locations in which it conducts its business; the availability of equity and/or debt financing in the amounts and on the terms necessary to support the company’s future business; interest rate trends; determination by the company to dispose of or acquire additional assets; general industry and economic conditions; events impacting the U.S. and world financial markets and economies; and those specific risks that are discussed in the company’s previously filed Annual Report on Form 10-K for the fiscal year ended March 31, 2007.
The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.
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